                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 5, 2002
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)

        OHIO                       File No. 1-5964                23-0334400
  ---------------                ------------------            ---------------
   (State or other               (Commission File             (I.R.S. Employer
   jurisdiction of               Number)                       Identification
   incorporation)                                              Number)

          P.O. Box 834, Valley Forge, Pennsylvania             19482
        -------------------------------------------       -------------
          (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------

                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

________________________________________________________________________________

Item 9.  Regulation FD Disclosure

         IKON Office Solutions, Inc. (the "Company") has attached certain information to this Form 8-K that it will furnish to analysts and investors at the Company's Analyst and Investor Conference to be held on November 7, 2002. A live web cast of this conference, along with additional presentation materials, will be available through the Company's website in the Investors Relations
Section. Please go to www.ikon.com, click on Invest in IKON and select the
Presentation Section. The web cast will begin at 8:00 a.m. E.S.T. on November 7,
2002.

         Unaudited Consolidated Statements of Cash Flows and certain segment data is attached hereto as Exhibit 99.1.

         A copy of certain presentation materials is attached hereto as Exhibit
99.2.

         The content of the attached information is being furnished in accordance with the requirements of Regulation FD.

________________________________________________________________________________

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         IKON OFFICE SOLUTIONS, INC.

                                         By:  /s/ WILLIAM S. URKIEL
                                              ------------------------------
                                                  William S. Urkiel
                                                  Senior Vice President and
                                                  Chief Financial Officer

Dated:  November 6, 2002